SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 16, 2005

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California	93463

(Address of principal executive offices)	(Zip Code)

(805) 688-6644

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Table of Contents
Item 7.01. Regulation FD Disclosure
Item 9.01  Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure.

Harrington West Financial Group, Inc. (NASDAQ:HWFG), the holding company for Los Padres Bank and its division Harrington Bank, today announced that it will be presenting at the RBC Capital Markets 2005 Financial Institution Conference on Tuesday, September 20, 2005 at 3:05 pm EST to be held at the Harbor View Hotel, Martha’s Vineyard, Edgartown, Massachusetts. This 30 minute presentation including a question and answer period will focus on HWFG’s performance, strategy, and outlook. It will be webcast via http://www.wsw.com/webcast/rbc33/hwfg or please go to Harringtonwest.com and click on the URL listed for the presentation’s webcast.

A copy of the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

Presentation dated September 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

Date: September 16, 2005	By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer